SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   November 2, 2000
                                                ---------------------


                             NUPRO INNOVATIONS INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                    0-28433                     84-0893269
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)



3296 East Hemisphere Loop, Tucson, Arizona                        85706-5013
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (520) 547-3510
                                                   ----------------


           5151 East Broadway Blvd., Suite 730, Tucson, Arizona 85711
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8. CHANGE IN FISCAL YEAR.

     On November 2, 2000, the Board of Directors of NuPro Innovations Inc. (the "Company") approved to change the Company's fiscal year end from November 30 to December 31 commencing with the current fiscal year. The Company will file the report covering the transition period in its Annual Report on Form 10-KSB due on March 30, 2001.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUPRO INNOVATIONS INC.


Date: November 17, 2000                 By  /s/ Luba Veselinovic
                                           -------------------------------------
                                           Luba Veselinovic
                                           Chief Executive Officer and President